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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): May 11, 2000


                         Tanner's Restaurant Group, Inc.
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               (Exact name of Registrant as specified in charter)



            Texas                     33-95796                  76-0406417
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(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)


5500 Oakbrook Parkway, Suite 260, Norcross, Georgia               30093
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(Address of principal executive offices)                        (Zip Code)

                                 (770) 248-2298
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              (Registrant's Telephone Number, including Area Code)


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Item 1. Changes in Control of the Registrant.

     On May 11, 2000, a group of persons owning shares of Series D preferred stock of Tanner's Restaurant Group, Inc. (the "Company," "we" or "us"), acting together, converted a portion of their shares of Series D preferred stock into shares of our common stock in transactions that resulted in a change in control of the Company. After conversion, these persons, and those persons acting with them, owned or controlled 51.2% of the outstanding shares of our common stock. These persons are Sovereign Partners, L.P., Cache Capital (USA), L.P., Dominion Capital Fund Limited, Fetu Holdings, Ltd., the Rearden Trust, Oscar Brito and Sandro Grimaldi.


Item 7. Financial Statements and Exhibits

(a)  Exhibits

     None.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TANNER'S RESTAURANT GROUP, INC.


Dated: May 26, 2000                       By: /s/ Jose A. Auffant
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                                          Jose A. Auffant
                                          Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
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None.